(Seal of Commonwealth of Virginia)

                           COMMONWEALTH of VIRGINIA

                      DEPARTMENT OF ENVIRONMENTAL QUALITY


                             AMENDED CONSENT ORDER
                             ---------------------

                                     WITH
                                     ----

                         GEORGIA BONDED FIBERS, INC.,
                                 d/b/a BONTEX
                               One Bontex Drive
                          BUENA VISTA, VIRGINIA 24416
                            Registration No. 20342

      This is an amendment to the Consent Order ("the Order") entered into on May 20, 1996, between the Department of Environmental Quality ("DEQ") and Georgia Bonded Fibers, Inc., d/b/a Bontex ("Bontex") under the authority of the State Air Pollution Control Law and Regulations. That Order establishes a plan of corrective action for Bontex to achieve compliance with the visible emissions limitation of the Permit.

      Bontex has requested additional time to evaluate and implement a reliable and cost effective technology to resolve opacity problems at its facility. DEQ is willing to amend the Order to allow such additional time. Therefore, DEQ and Bontex voluntarily agree to the attached amendment to Appendix A of the Order. Both DEQ and Bontex understand and agree that this amendment does not alter, modify, or amend any other terms or conditions of the Order or the Permit.

      The foregoing Amended Consent Order has been executed on behalf of the Department of Environmental Quality and on behalf of Bontex, each by its duly authorized representatives, on the dates indicated below.

                                          DEPARTMENT OF ENVIRONMENTAL QUALITY
                                          OF THE COMMONWEALTH OF VIRGINIA


January 10, 1997                          BY: s/R. Bradley Chewning
--------------------                          ------------------------------
(date)                                        for Thomas L. Hopkins
                                              Director

Agreement with Bontex
Registration No. 20342
Page 2


                                          GEORGIA BONDED FIBERS, INC.,
                                          d/b/a BONTEX

12/30/96                                  BY: s/H. H. Floyd, Jr.
--------------------                          ------------------------------
(date)

                                          TITLE: Director of MFG./Chief Engr.
                                                 ----------------------------



STATE OF VIRGINIA

COUNTY OF ROCKBRIDGE
          ----------

The foregoing instrument was acknowledged before me this 30th day of
                                                         ----
December, 1996, by H. H. Floyd, Jr., who is Director of MFG/Chief Engineer on
--------           ----------------         ------------------------------
                        (name)                        (title)

behalf of Georgia Bonded Fibers, Inc., d/b/a/ Bontex.



                                          s/Charles C. Armstrong
                                          ----------------------------------
                                          Notary Public

                  My commission expires   March 31, 1999
                                          ----------------------------------

Agreement with Bontex
Registration No. 20342
Page 3



                              AMENDED APPENDIX A


In order to comply with the provisions of the State Air Pollution Control Law, SAPCB regulations, and the Permit, Bontex agrees to the following schedule of compliance:

      1. Verify the PVC Line emission profile by evaluating potential emissions and by quantifying and speciating VOC and particulate emissions by June 30, 1996.

      2. Evaluate the available technologies to reduce visible emissions from the boiler stack and select the appropriate control technology by January 1, 1997.

      3. Build and/or have delivered the selected appropriate control equipment and related materials by July 1, 1997.

      4.    Install the control equipment by September 1, 1997.

      5. Achieve final compliance with the visible emissions limitation of the Permit by December 31, 1997. A Visible Emission Evaluation
            (VEE) shall be conducted prior to this date in accordance with 40 CFR Part 60, Appendix A, Method 9, to demonstrate compliance. Bontex agrees to notify DEQ's Valley Regional Office, in writing, at least seven (7) days prior to the VEE to allow DEQ staff to be present during the test.

      6. No later than 14 days following a date identified in the above schedule of compliance, Bontex shall submit to DEQ's Valley Regional Office a written notice of compliance or non-compliance with the scheduled item. In the case of noncompliance, the notice shall include the cause of noncompliance, any remedial actions taken, and the probability of meeting the next scheduled item.
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